SECURITIES AND EXCHANGE COMMISSION

         WASHINGTON, D.C.  20549

     ______________________________

                FORM 8-K

             CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934

  ____________________________________



Date of report (Date of earliest event reported): October
1, 1996


             LUCILLE FARMS, INC.
(Exact Name of Registrant as Specified in Charter)



       Delaware                 1-12506
               13-2963923
(State or Other Juris-   (Commission File
No.)         (IRS Employer
diction of Incorporation)
            Identification No.)


150 River Road, Montville, New Jersey                     07045
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code: (201) 334-6030


                                       N/A
       (Former Name or Former Address, if Changed Since Last Report)
ITEM 5.
Other Events.

     Pursuant to Section 1(i) of the Common Stock Purchase Warrant Agreement dated as of November 2, 1993, by and between Continental Stock Transfer & Trust Company and Lucille Farms, Inc. (the "Company"), the Company has extended the expiration date of its publicly traded warrants from November 1, 1996 to November 1, 1997. The Company distributed notice of the extension to its warrantholders on October 1, 1996. Each warrant entitles the holder to purchase one share of the Company's common stock at an exercise price of $5.00.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     1. Notice to warrantholders, dated September 30, 1996, relating to the extension of the warrants.

     2. Press Release, dated October 1, 1996, relating to the extension of the warrants.

                                Signatures:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   LUCILLE FARMS, INC.



                                   By:  /s/ Alfonso Falivene
                                       Alfonso Falivene
                                       President




Date:October 3, 1996

                                                                  Exhibit 1
                                N O T I C E



     Lucille Farms, Inc. (the "Company") hereby notifies you that pursuant to
Section 1(i) of the Common Stock Purchase Warrant Agreement dated November 2, 1993, by and between the Company and Continental Stock Transfer & Trust Company, the Warrant Expiration Date of the Redeemable Common Stock Purchase Warrants issued by the Company and owned by you is hereby extended to November 1, 1997.


Dated: September 30, 1996


                                   LUCILLE FARMS, INC.


                                   By: /s/ Alfonso Falivene
                                      President

                                                                  Exhibit 2



                               PRESS RELEASE




Lucille Farms, Inc.
150 River Road, P.O. Box 517, Montville, New Jersey 07045
Contact:  Al Falivene, President
Phone:    (201) 334-6030
Fax:      (201) 402-6361
Date:     October 1, 1996


FOR IMMEDIATE RELEASE


            LUCILLE FARMS, INC. ANNOUNCES EXTENSION OF WARRANTS


     Montville, New Jersey, Lucille Farms, Inc. (NASDAQ:LUCY, LUCYW) announced today that it is extending the expiration date of its publicly traded warrants to November 1, 1997. Each warrant entitles the holder to purchase one share of common stock at an exercise price of $5.00. The warrants were set to expire November 1, 1996.

     Lucille Farms, Inc. is a manufacturer and marketer of traditional and reduced, low fat and fat free cheese products. It has implemented a national business development program and is pursuing international opportunities as well as strategic alliances with key suppliers, food processors and national and regional distributors of conventional and nutritional cheese products.